                                                                  EXHIBIT 10.44

                          SERVICE LEVEL AGREEMENT (SLA)
                     REMITTANCE PROCESSING SERVICES BETWEEN
               BELLSOUTH AFFILIATE SERVICES CORPORATION (BASC) AND
                                    CINGULAR


LOCKBOX SERVICES:
-------------------------------------------------------------------------------------------------------------------------
STANDARD SERVICES:
-------------------------------------------------------------------------------------------------------------------------
ACTIVITIES:                                                      TURNAROUND TIME:

-------------------------------------------------------------------------------------------------------------------------
--   Process and deposit customer payments in Atlanta            --   Remittance mail received by 4:00AM Eastern
     and Charlotte PROs                                               Time (ET) will be processed and deposited by the
                                                                      same business day
     -    Processing of the following payment types:
     Singles, Multiples, Checks Only, Summary Bills, and         --   Remittance mail received after 4:00AM ET will
     Cash                                                             be processed and deposited by the next business day
     -    Handling of bank deposits
     -    Generation and transmission of a daily payment         --   Bank cutoff times for same day availability of
     file containing payments for both locations                      deposited funds are 5:00PM ET for Atlanta and
     -    Generation and transmission of end-of-day                   7:00PM ET for Charlotte.
     reports file
                                                                 --   Payment file will be generated and transmitted to
                                                                      CINGULAR from Monday through Friday by 8:30PM ET
-------------------------------------------------------------------------------------------------------------------------
--   Handle and process payment exceptions                       --   Status or resolution of exception will be provided
                                                                      within 24 hours.
     -    Limited handling and processing of out-of-
     balance payments and unidentified accounts as
     allowed by CARE; otherwise, item will be returned
     to affiliate for further clarification
     -    Items that cannot be handled at the PRO
     locations will be returned to CINGULAR (e.g.
     incorrect payee, foreign checks)
-------------------------------------------------------------------------------------------------------------------------
--   Process and distribute customer correspondence              --   Correspondence mail received by 4:00AM ET will
                                                                      be distributed by 10:00AM ET next business day.
     -    Customer correspondence will be distributed by              Correspondence mail received after 4:00AM ET will
     P.O. Box according to list provided by CINGULAR.                 be delivered by 10:00AM ET second business day.
-------------------------------------------------------------------------------------------------------------------------
--   Provide monthly performance monitoring report               --   Reports will be available to CINGULAR by the
                                                                      8th workday of each month (Atlanta and Charlotte
                                                                      performance results)
-------------------------------------------------------------------------------------------------------------------------
--   Provide Payment Inquiry services such as                    --   Status or resolution will be provided within 3
     researching payments and distributing backup detail              business days of receipt of the inquiry
-------------------------------------------------------------------------------------------------------------------------
--   Forward misdirected bank adjustments, bank                  --   Misdirected documentation will be forwarded
     statements, or dishonor checks to CINGULAR                       within 48 hours of receipt
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
NON-STANDARD SERVICES:
-------------------------------------------------------------------------------------------------------------------------
ACTIVITIES:                                                      TURNAROUND TIME:

-------------------------------------------------------------------------------------------------------------------------
--   Provide paper copies of end-of-day reports to               --   End-of-day package will be delivered to
     CINGULAR                                                         CINGULAR by 7:00AM ET next business day from the
                                                                      Atlanta PRO
     -    Reports included in this package are:
          -    PRO Report of Collections and Deposits            --   End-of-day package will be delivered to
          -    Daily Transaction Type Summary Report                  CINGULAR by 10:30AM ET next business day from the
          -    Exception Report - Unidentified and Out-               Charlotte PRO
               of-Balance Transactions
          -    Batch Status Report
          -    Daily Batch Type Summary Report
-------------------------------------------------------------------------------------------------------------------------


PERFORMANCE METRICS AND MONITORING PROCESS:
--------------------------------------------------------------------------------
METRICS:

- 80% of the remittance mail received by 4:00 AM ET in the PRO will be processed on the same business day and the payment file sent to CINGULAR by 8:00PM ET (assumes 5 day a week processing)
- Encoding errors will not exceed .006% based on a three-month rolling average. (BASC will make every reasonable effort to outperform this objective.)
- Misapplied payments will not exceed .006% based on a three-month rolling average. (BASC will make every reasonable effort to outperform this objective.)


PERFORMANCE REPORTING AND MONITORING PROCESS:
- Performance Monitoring Reports: Carry-over, Monthly Batch Type Summary, Encoding and Misapplied
- Performance, and Inquiry Tracking (available daily) will be formally reported monthly.
--------------------------------------------------------------------------------


CINGULAR RESPONSIBILITIES:
--------------------------------------------------------------------------------
IN ORDER TO PROVIDE THE ABOVE MENTIONED SERVICES, PERFORMANCE METRICS & PRICING, BASC NEEDS THE FOLLOWING FROM CINGULAR:

- CINGULAR will use the agreed upon scanline, standard envelopes and remittance documents. All changes to these items must be coordinated with and agreed upon by BASC prior to implementation.
- All errors or problems caused by the PRO locations and detected by CINGULAR should be referred to a PRO Inquiry clerk in order to monitor performance, identify problems and solutions. An account inquiry form must be completed and contain the customer account information, date and amount. The form must be faxed to the appropriate PRO location.
- CINGULAR should provide a copy of the encoding and misapplied payments performance report card to BASC PRO on a monthly basis.
- If BASC identifies recurring problem payments, a CINGULAR representative will work with BASC and the customer to find solutions to the problem payments within three billing cycles.
- CINGULAR will be responsible for opening, closing and paying all fees for all required post office boxes.
- The CINGULAR Mini Master file will be delivered to the PRO centers by the 1st workday of each month.
--------------------------------------------------------------------------------

Approved:

     Cingular Corporation             BellSouth Affiliated Services Corporation


By:                                By:
   ----------------------------       --------------------------------
     Joanne Jenkins                   Michael G. Tate
     Director - Cash Management       Director - Remittance Processing

                                   APPENDIX A
                                  SLA CONTACTS

     CONTACT                             TITLE                        COMPANY           CONTACT NUMBER
------------------------------------------------------------------------------------------------------
Chuck George                       Atlanta PRO Manager                BASC              (404) 586-1013
Virginia Johnson                   Charlotte PRO Manager              BASC              (704) 378-6962
Carrol Penn                        M&P Analyst                        BASC              (404) 586-1087
Mike Tate                          Remittance Processing Director     BASC              (404) 586-1094
Joanne Jenkins                     Director of Cash Accounting        CINGULAR          (678) 320-7150
Jim Glass                          Chief Financial Officer            CINGULAR          (404) 249-0818


                                   APPENDIX B
                           PRO LOCATIONS AND CONTACTS

   PRO LOCATION                                                                  CONTACT             FAX
      ADDRESS                  CONTACT                  TITLE                    NUMBER             NUMBER
---------------------------------------------------------------------------------------------------------------
Atlanta PRO
250 Williams St.
Suite 5000 NW Quad
Atlanta, GA 30303
                            Vernice Adderly        Day - Supervisor           (404) 586-1093     (404) 586-1012
                            Pat Peal               Day - Supervisor           (404) 586-1099     (404) 586-1012
                            Marla Reddick          Day - Supervisor           (404) 586-1071     (404) 586-1012
                            Schwann Thorpe         Day - Supervisor           (404) 586-1072     (404) 586-1012
                            Judy Hammock           Evening - Supervisor       (404) 586-1076     (404) 586-1012
                            Jody Thomas            Evening - Supervisor       (404) 586-1079     (404) 586-1012
                            Riley Morton           Night - Supervisor         (404) 586-1077     (404) 586-1012
                            Bobby Williams         Night - Supervisor         (404) 586-1102     (404) 586-1012
Charlotte PRO               Barry Roberson         Day - Supervisor           (704) 378-6870     (704) 378-6389
208 N. Caldwell Street
Room 146
Charlotte NC
                            Michelle Alexander     Day - Supervisor           (704) 378-6870     (704) 378-6389
                            Karen Farrar           Day/Weekend - Supervisor   (704) 378-0005     (704) 378-6389
                            Frankie Lockey         Day - Supervisor           (704) 378-0014     (704) 378-6389
                            Betty McCart           Day - Supervisor           (704) 378-0007     (704) 378-6389
                            Evelyn Carter          Evening - Supervisor       (704) 378-0043     (704) 378-6389
                            Gail Carpenter         Evening - Supervisor       (704) 378-0066     (704) 378-6389
                            Richard Callahan       Night - Supervisor         (704) 378-0006     (704) 378-6389
                            Elizabeth Smith        Night - Supervisor         (704) 378-6950     (704) 378-6389

                                   APPENDIX C
                                   PRICE LIST


                   PAYMENT TYPES              DIRECT UNIT COSTS
                   -------------              -----------------
                      Singles                       0.0502
                     Multiples                      0.1123
                      Summary                       0.2422
                    Checks Only                     0.3394
                        Cash                       3.16368

                     Overhead Rates:
                         Overhead other than IT:        37.95%
                         IT system access & support:    11.38%